UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 17, 2008

REIT AMERICAS, INC.
(Exact name of registrant as specified in its charter)

Maryland	33-11836	86-0576027
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2960 N. Swan Rd., Suite 300
Tucson, AZ 85712
(Address of principal executive offices) (Zip Code)

(520) 326-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) of REIT Americas, Inc., a Maryland corporation (the “Company”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which the Company has little or no control. Forward-looking statements may include, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including “anticipate,” “believe,” “estimate,” “forecast,” “expect,” “intends,” “plans” and similar expressions. The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. The Company cautions readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements.  These risks and uncertainties include, but are not limited to, the Company’s ability to continue as a going concern; the availability of financing on terms acceptable to the Company; management’s ability to implement the Company’s business and growth strategy; the management’s ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures; the Company’s and its management’s ability to consummate a merger or other business combination transaction; and the possibility that the termination fee described herein will not be timely paid to the Company, if at all.  As a result, potential investors are cautioned not to place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statements.

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 1.02 of this Form 8-K is hereby incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

On April 17, 2008, the Company, Virium Pharmaceuticals, Inc., a New York corporation (“Virium”) and a wholly-owned subsidiary of Virium Holdings, Inc., a Delaware corporation (“Holdings”), Virium Pharmaceuticals, Inc., a Delaware corporation and direct, wholly-owned subsidiary of the Company (“Pharmaceuticals”), Virium Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Pharmaceuticals (“Merger Sub”) and Dawson James Securities, Inc. (“Dawson”) entered into a Merger Termination and Release Agreement (the “Termination Agreement”) to mutually terminate the Agreement and Plan of Merger, dated as of May 25, 2007, as amended (the “Merger Agreement”), by and among the Company, Virium, Pharmaceuticals and Merger Sub, pursuant to which Virium would have merged with and into Merger Sub.

The Company and Virium determined that terminating the Merger Agreement was in the best interests of both companies and their respective stockholders. Under the terms of the Termination Agreement, the parties agreed to release any and all claims they may have against the other and any other third parties as a result of Virium’s subsequent entry into an acquisition transaction (the “Third Party Transaction”) with a third party (the “Third Party”), effective upon the execution of the Termination Agreement.

Subject to Virium’s completion of the Third Party Transaction and an equity financing transaction by the Third Party which closes by no later than the later of (i) June 12, 2008 and (ii) a new maturity date for bridge notes issued by Virium during December 2007 as set forth in the Termination Agreement and the Third Party received gross proceeds of not less than $2,500,000, subject to adjustment for conversions (“Qualified Financing”), then Virium will promptly pay to the Company, $535,000 in cash (the “Termination Amount”). Virium has the option, however, at its discretion, of discharging $300,000 of the Termination Amount by issuing to the Company 718,257 (as adjusted for stock splits, stock combinations, stock dividends and the like, the “Share Amount”) shares of Virium’s common stock, par value $0.001 per share (the “Stock Payment”); provided, however, that if Virium consummates the Third Party Transaction and, pursuant to the terms thereof, shares of common stock of the successor or acquiring corporation in such Third Party Transaction are received by or distributed to the holders of Virium common stock in exchange therefor, then Virium (or its successor or the acquiring corporation, as applicable) may make the Stock Payment by delivering to the Company that number of shares of common stock of the successor or acquiring corporation in the Third Party Transaction that would have been received by a holder of that number of shares of Common Stock that is equal to the Share Amount.

In accordance with the Termination Agreement, the Company is required to promptly change the names of Pharmaceuticals and Merger Sub so the company names no longer contain the word “Virium.”

The foregoing description of the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Termination Agreement, which is attached as Exhibit 10.1 this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1
Merger Termination and Release Agreement, dated as of April 17, 2008, by and among REIT Americas, Inc., Virium Pharmaceuticals, Inc. (New York), Virium Holdings, Inc., Virium Pharmaceuticals, Inc. (Delaware), Virium Merger Sub, Inc., and Dawson James Securities, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 23, 2008

REIT AMERICAS, INC.

By:	/s/ F. DALE MARKHAM

Name:	F. Dale Markham
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Merger Termination and Release Agreement, dated as of April 17, 2008, by and among REIT Americas, Inc., Virium Pharmaceuticals, Inc. (New York), Virium Holdings, Inc., Virium Pharmaceuticals, Inc. (Delaware), Virium Merger Sub, Inc., and Dawson James Securities, Inc.